SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                 Kaye Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


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                                [GRAPHIC OMITTED]



                                 KAYE GROUP INC.
                              122 East 42nd Street
                            New York, New York 10168

                    Notice of Annual Meeting of Stockholders
                           To Be Held on May 24, 1999

To the Stockholders of Kaye Group Inc.:

       The Annual Meeting of Stockholders of Kaye Group Inc. (the "Company") will be held at the Club 101, 101 Park Avenue, New York, New York, on Monday, May 24, 1999, at 10:00 a.m., local time, for the following purposes:

     |_| To elect eight directors of the Company to serve for a term expiring at the 2000 Annual Meeting of Stockholders;

     |_| To amend the Company's Supplemental Stock Option Plan to increase the number of shares of Common Stock available for the grant of awards from 350,000 shares to 650,000 shares;

     |_| To approve the Kaye Group Inc. 1999 Equity Incentive Compensation Plan; and

     |_| To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 9, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. An envelope is enclosed for your convenience which, if mailed in the United States, requires no postage.

     A copy of the Company's Annual Report for the year ended December 31, 1998 and a Proxy Statement accompany this notice. The Company will provide a copy of its Annual Report on Form 10-K to any stockholder, without cost, upon written request.

                                        By order of the Board of Directors,



                                        Ivy S. Fischer
                                        Secretary
                                        Kaye Group Inc.


April 20, 1999

                                [GRAPHIC OMITTED]

                                 KAYE GROUP INC.
                              122 East 42nd Street
                            New York, New York 10168

                                  MAILING DATE

                                 April 20, 1999

               Proxy Statement for Annual Meeting of Stockholders

                           To be Held on May 24, 1999

General Information

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kaye Group Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Club 101, 101 Park Avenue, New York, New York, on May 24, 1999, at 10:00 a.m., local time, and at any adjournment thereof. At the Meeting, stockholders of the Company will consider and act upon the following matters:

     Proposal 1. |_| To elect eight directors of the Company to serve for a term expiring at the 2000 Annual Meeting of Stockholders;

     Proposal 2. |_| To amend the Company's Supplemental Stock Option Plan to increase the number of shares of Common Stock available for the grant of awards from 350,000 shares to 650,000 shares;

     Proposal 3. |_| To approve the Kaye Group Inc. 1999 Equity Incentive Compensation Plan; and

     Proposal 4. |_| To transact such other business as may properly come before the meeting or any adjournment thereof.


Record Date

     The holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on April 9, 1999 will be entitled to notice of, and entitled to vote at the Meeting. On such record date there were outstanding 8,446,435 shares of Common Stock. The holders of record on the Record Date of shares of the Common Stock are entitled to one vote per share of Common Stock on each proposal submitted to a vote at the Meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum to transact business at the Meeting. Shares as to which authority to vote on Proposal No. 1 is withheld, shares abstaining with respect to Proposals No. 2 and No. 3, and broker non-votes (where a broker submits a proxy but does not have authority to vote a client's shares on one or more matters) on any Item will be considered present at the Meeting for purposes of establishing a quorum.

Required Vote

Under the Company's Certificate of Incorporation and applicable Delaware law, the affirmative votes of holders of a plurality of the votes cast at a meeting at which a quorum is present is required to approve the election of directors (Proposal No. 1), and the affirmative vote of holders of a majority of the shares of Common Stock represented at a meeting at which a quorum is present is required to approve the amendment of the Supplemental Stock Plan (Proposal No.
2) and the Kaye Group Inc. 1999 Equity Incentive Compensation Plan (Proposal No.
3).

Proxies

The enclosed proxy provides space for a stockholder to vote for, or to withhold authority to vote for, any or all of the Company's nominees for Directors. (Proposal No. 1). The proxy also provides space for a stockholder to vote for, against, or to abstain from voting on approval of the amendment to the Supplemental Stock Option Plan (Proposal No. 2) and the Kaye Group Inc. 1999 Equity Incentive Compensation Plan (Proposal No. 3). Unless otherwise indicated thereon, when you sign and return the enclosed proxy properly executed, the shares represented thereby will be voted FOR the Directors described herein, and FOR Proposal No. 2 and FOR Proposal No. 3 and for the grant of discretion to the proxy holders, as to any other business as may properly be brought before the Annual Meeting and any adjournments or postponements thereof.

Each holder of record giving the proxy enclosed with this Proxy Statement may revoke it at any time, prior to the voting thereof at the Meeting, by (i) delivering to the Company a written revocation of the proxy, (ii) delivering to the Company a duly executed proxy bearing a later date or (iii) voting in person at the Meeting. Attendance by a stockholder at the Meeting will not in itself constitute the revocation of a proxy. All written notices of revocation and other communications with respect to revocation of proxies should be sent to the attention of the Secretary of Kaye Group Inc. at the Company's offices at 122 East 42nd Street, New York, New York 10168.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY IN ORDER TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

Manner of Solicitation

The costs of solicitation will be borne by the Company. Following the original solicitation of proxies by mail, certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone, or in person, but without extra compensation. The Company will reimburse brokers and other nominee holders for their reasonable expenses incurred in forwarding the proxy materials to the beneficial owners.

No Dissenters' Rights

The stockholders of Kaye do not have any rights of appraisal or similar rights of dissenters, whether they vote for or against the proposals.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of April 9, 1999 with respect to beneficial ownership of the Company's Common Stock by any person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each Director, each nominee for Director, the named executives (as defined below) and all Directors and executive officers as a group, based upon 8,446,435 shares of Common Stock outstanding as of that date.

                                                   Shares Beneficially Owned (1)
                                                   -----------------------------
Record Owner                                        Number           Percent
------------                                        ------           -------

Kaye Investments L.P.  (2)                         2,216,140           26.24
Woodbourne Partners, L.P. (3)                        812,345            9.62

Directors and Named Executives:
Bruce D. Guthart (2)(5)                              459,794            5.44
Howard Kaye (2)(5)                                   958,773           11.35
Michael P. Sabanos (5)                                21,000             *
Robert L. Barbanell (5)                               18,000             *
Richard Butler (5)                                    22,800             *
Elliot S. Cooperstone (5)                              1,000             *
David Ezekiel (5)                                     16,000             *
Ned L. Sherwood (2)                                  485,003            5.74
Lawrence Greenfield (2)(4)(5)                        603,143            7.07
Richard Bass (5)                                      19,147             *
All executive officers and directors as a group
  (10 persons) (2)(5)                              2,604,660           29.60

----------
* denotes less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. The figures assume exercise by the stockholder named in each row of all options held by such stockholder which are exercisable on or within 60 days of April 9, 1999.

(2) The general partners of Kaye Investments L.P. ("Investments") are Kaye KINV, Inc. ("KINV"), a Delaware corporation, and Walter Kaye Associates, Inc. ("WKA"), a New York corporation. KINV owns 42% of Investments; WKA owns 20% of Investments. Bruce D. Guthart, Howard Kaye and Lawrence Greenfield own 5.3%, 47.3% and 35.8%, respectively, of KINV. Howard Kaye and Lawrence Greenfield own 19.2% and 16.8%, respectively, of WKA. Pursuant to Investments' partnership agreement and the KINV and WKA shareholders' agreements, the number of shares reflected in the above chart for Messrs. Guthart, Kaye and Greenfield include shares that would be distributed to them upon the dissolution of Investments, KINV and WKA. Messrs. Guthart, Kaye and Greenfield and KINV and WKA may be deemed to be beneficial owners of the Common Stock of the Company owned by Investments, but each disclaims such beneficial ownership. The number of shares reflected for Investments in the above chart includes 1,058,210 shares that would be distributed to Messrs. Guthart, Kaye, and Greenfield upon the dissolution of Investments, KINV and WKA. Thus, if such shares were distributed to Messrs. Guthart, Kaye, and Greenfield, the remaining shares held by Investments would total 1,157,930. ZS Kaye Inc. ("ZS") is a limited partner in Investments. Ned L. Sherwood owns 43.71% of the stock of ZS. The information contained herein with respect to these shares has been obtained from the
Schedule 13D filed on November 12, 1998, by the beneficial owners named therein. ZS has no power to vote or dispose of any shares held by Investments, and ZS disclaims beneficial ownership of shares of Investments. The number of shares reflected for Ned L. Sherwood in the above chart does not include shares that would be distributed to Mr. Sherwood upon the dissolution of Investments and ZS.

(3) The information contained herein with respect to these shares has been obtained from the Amendment No. 3 to Schedule 13D filed September 21, 1998, by the beneficial owners named therein. Woodbourne Partners, LP disclaims beneficial ownership of such shares.

(4) Includes 5,400 shares held by family members of Mr. Greenfield. Mr. Greenfield disclaims beneficial ownership of such shares.

(5) Includes options (see note (1)) for the following individuals to acquire the following shares: Bruce D. Guthart, 137,500; Howard Kaye, 17,500; Michael P. Sabanos, 16,000; Robert L. Barbanell, 6,000; Richard Butler, 11,000; Elliot Cooperstone, 1,000; David Ezekiel, 11,000; Lawrence Greenfield, 17,500; and Richard Bass, 800.

                      MATTERS TO BE VOTED ON AT THE MEETING

ELECTION OF DIRECTORS

     Pursuant to the bylaws of the Company, the Board of Directors has determined that the number of Directors constituting the full Board of Directors is eight. Each Director is to be elected to hold office until the next Annual Meeting of Stockholders or until his successor is chosen and qualified. Messrs. Guthart, Sherwood, Ezekiel and Butler became Directors of the Company in 1993. Mr. Barbanell became a Director in 1995. Mr. Kaye became a Director in 1996. Messrs. Sabanos and Cooperstone became Directors in 1997.

     The Company believes that each of the nominees for Director will be able to serve. If any of the nominees would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person or persons as the Board of Directors at the time recommends to serve in place of the person or persons unable to serve.

Nominees for Directors

     Listed below are the name, age (as of April 1, 1999), principal business experience during the last five years, and other information regarding each of the persons proposed to be nominated for election as Director.

     Bruce D. Guthart, C.P.C.U., is 43 years old. Mr. Guthart is the Chairman, President and Chief Executive Officer ("CEO") of the Company. He has held the position of President of the Company since its formation in 1993. He was appointed CEO in 1996 and Chairman in 1997. Mr. Guthart is an officer, director and stockholder of Kaye KINV, Inc., the managing general partner of Kaye Investments L.P. Mr. Guthart is also a director and, except where noted, Chairman, CEO and President of the following subsidiaries of the Company: Old Lyme Insurance Company of Rhode Island, Inc., Claims Administration Corporation, Program Brokerage Corporation, Old Lyme Insurance Company, Ltd. (director only), Park Brokerage, Ltd. (director only), Kaye Insurance Associates, Inc. (director, CEO and President only), Kaye-Western Insurance & Risk Services, Inc. (director, CEO and President only), Kaye Corporation of Connecticut (director, CEO and President only), Kaye Administrators Corporation (director, CEO and President only), Kaye Services Corp.

     Howard Kaye is 53 years old. Mr. Kaye is Chairman of Kaye Insurance Associates, Inc. and previously served as Chairman of the Company. Mr. Kaye is an officer, director and stockholder of Walter Kaye Associates, Inc. and Kaye KINV, Inc., general partners of Kaye Investments, L.P. Mr. Kaye is also a director and Chairman of the following subsidiaries of the Company: Kaye-Western Insurance & Risk Services, Inc., Kaye Corporation of Connecticut, Kaye Administrators Corporation.

     Michael P. Sabanos, C.P.A., is 42 years old. Mr. Sabanos is the Senior Vice President and Chief Financial Officer ("CFO") of the Company and has served in that capacity since joining the Company in 1996. Prior to joining the Company, Mr. Sabanos was Executive Vice President and Chief Financial Officer of Kalvin-Miller International, Inc. from 1993 to 1996. Mr. Sabanos is also a director and, except where noted, Senior Vice President and CFO of the following subsidiaries of the Company: Old Lyme Insurance Company of Rhode Island, Inc., Claims Administration Corporation, Program Brokerage Corporation, Old Lyme Insurance Company, Ltd. (director only), Park Brokerage, Ltd. (director only), Kaye Insurance Associates, Inc., Kaye Corporation of Connecticut, Kaye Administrators Corporation, Kaye-Western Insurance & Risk Services, Inc., Kaye Services Corp.

     Robert L.  Barbanell  is 68 years old. He has served as President of Robert
L. Barbanell Associates, Inc., a financial consultancy firm since July 1994. Mr. Barbanell was employed by Bankers Trust New York Corporation from December 1981 to June 1994; from June 1986 to June 1994 he was a Managing Director. He is a director of Cantel Industries, Inc., Marine Drilling Companies, Inc. and Sentry Technology Corporation.

     Richard B. Butler is 45 years old. He is a Managing Director (Insurance Advisory and Finance Group) of ING Barings Furman Selz, LLC. Since November 7, 1996, Mr. Butler has served as President and Chief Executive Officer of ING (U.S.) Capital Securities, a wholly owned subsidiary of ING Group. He has served in other officer positions at ING Group Companies since May 1993.

     Elliot S. Cooperstone is 37 years old. He is Chairman and Chief Executive Officer of eSourceOne, Inc., a corporate services outsourcing firm. From 1997 until March 1999, Mr. Cooperstone served as an Executive Vice President of Payroll Transfers, Inc., a Tampa, Florida privately-held employee administration outsourcing firm. Mr. Cooperstone served as Executive Vice President and Chief Administrative Officer of Alexander and Alexander Services, Inc. ("A&A"), one of the world's largest risk management and insurance brokerage organizations, from 1994-1997, before its acquisition by Aon Corporation in 1997. Mr. Cooperstone was also President and CEO of A&A's U.S. operation. He previously served as Assistant to the Vice Chairman with Travelers Group.

     David Ezekiel is 50 years old. He has, since 1981, been the President and Managing Director of International Advisory Services, Ltd. ("IAS"), an insurance management company in Bermuda which is a subsidiary of Mutual Risk Management, Ltd. IAS manages Old Lyme Insurance Company, Ltd., a subsidiary of the Company, under contract as one of 100 insurance companies that IAS manages.

     Ned L. Sherwood is 49 years old. He owns and controls the general partner of ZS Fund, L.P. Mr. Sherwood has served as President of Zaleski, Sherwood & Co., Inc., a private investment firm, since September 1985. He is also a director of Sun Television and Appliances, Inc., Mazel Stores and Market Facts, Inc. Mr. Sherwood is an officer and director of ZS Kaye, Inc., a limited partner of Investments.


PROPOSAL TO AMEND THE SUPPLEMENTAL STOCK OPTION PLAN

     The total number of shares of the Company's Common Stock available for the grant of awards pursuant to the Kaye Group Inc. Stock Option Plan and the Kaye Group Inc. Supplemental Stock Option Plan is 350,000 and 350,000, respectively, for a total of 700,000 shares available for the grant of awards. As of December 31, 1998, 659,200 shares were awarded to eligible participants pursuant to the Stock Option Plan and Supplemental Stock Option Plan. The Company has previously announced that it intends to continue its strategy to pursue the acquisition of suitable brokerage firms, and has found that the ability to offer potential acquisition candidates options in the Company's stock has proved to be a positive negotiating tool in such transactions. On October 22, 1998, the Company's Board of Directors approved the amendment of the Kaye Group Inc. Supplemental Stock Option Plan to increase the total number of shares of Common Stock available for the grant of awards under such Supplemental Stock Option Plan from 350,000 to 650,000 (the total shares available pursuant to the Company's Stock Option Plan and the Supplemental Stock Option Plan, as amended, would total 1,000,000), and approved its submission to the stockholders for adoption. The proposed restated Supplemental Stock Option Plan is set forth in Exhibit A to this Proxy Statement.

     The Board of Directors unanimously recommends approval of the Amendment of the Supplemental Stock Option Plan by stockholders. Unless otherwise instructed, signed proxies which are returned in a timely manner will be voted FOR approval of the Amendment.

PROPOSAL TO APPROVE KAYE GROUP INC. 1999 EQUITY INCENTIVE COMPENSATION PLAN

     On April 2, 1999, the Board of Directors adopted and approved the Kaye Group Inc. 1999 Equity Incentive Compensation Plan (the "Incentive Plan") and approved the submission of the Incentive Plan to the stockholders for their approval and adoption. The Board of Directors believes that it is advisable to provide further incentive to the Company's senior executive employees who are vital to the essential long-term planning and continued growth and success of the Company. The Board of Directors designed the plan to link a portion of such senior executive employees' compensation to the Company's stock price to motivate these employees to achieve continued growth of the Company's business and stock price, and to then permit such employees to more fully share in the financial success of the Company.

     The following is a summary of certain material features of the Incentive Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the terms of the Incentive Plan set forth as Exhibit B to this Proxy Statement.

Purposes

     The Incentive Plan is designed to promote the interests of the Company and its stockholders by (i) attracting and retaining officers and other employees of the Company and its subsidiaries, (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals and
(iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration/Eligible Participants

     The Incentive Plan will be administered by the Compensation Committee of the Board of Directors (the "Incentive Plan Committee"). During the 10-year term of the Incentive Plan, the Incentive Plan Committee will have the sole and complete authority, subject to the terms of the Incentive Plan, among other things, to determine when and to whom to make grants of restricted stock or the right to receive restricted stock (collectively, "Awards"), the number of shares to be covered by and the terms and conditions of any Award; to prescribe, amend and rescind rules and regulations relating to the Incentive Plan; and to make all other determinations and take all other actions that the Incentive Plan Committee considers necessary or desirable for the administration of the Incentive Plan.

     All officers and employees of the Company or any of its subsidiaries are eligible to be participants under the Incentive Plan (each, a "Participant"). As of March 31, 1999, approximately 380 persons were eligible to be Participants.

Awards

     The Incentive Plan Committee may grant Awards of restricted stock or the right to receive restricted stock. Awards of restricted stock will consist of shares of Common Stock. Vesting of Awards may be conditioned upon the completion of a specified period of service, the attainment of specified performance goals, or such other factors as the Incentive Plan Committee may determine. The Incentive Plan Committee has the authority to determine, among other things, the duration of the period during which, and the conditions, if any, under which, the Awards may be forfeited to the Company and the other terms and conditions of such Awards.

     The Incentive Plan Committee may grant performance awards intended to constitute performance based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The following rules will apply to such performance awards: (i) payments under the performance award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Incentive Plan Committee not later than 90 days after the commencement of the period of service to which the performance award relates (or, if less, 25% of such period of service), (ii) the performance goals to which the performance award relates shall be based on one or more business criteria applied to the Participant, a business unit of the Company and/or an affiliate of the Company, such as: stock price, market share, sales, earnings per share, book value per share, return on equity or costs; and (iii) once granted, the Incentive Plan Committee may not increase the amount payable under such performance award. The maximum amount of compensation that can be paid to any Participant is the value of the shares subject to the Award.

Adjustments

     In the event the Incentive Committee determines that, among other things, any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, or other similar corporate transaction or event affects shares of Common Stock such that an adjustment is determined by the Incentive Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, then the Incentive Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

Substitute Awards

     Awards may be made under the Incentive Plan in substitution for outstanding Awards previously granted by the Company or its affiliates or Awards previously granted by a company acquired by the Company or with which the Company combines. The number of shares underlying any such substitute Awards shall be counted against the aggregate number of Shares which are available for grant under Awards made under the Incentive Plan.

Transferability

     Except as otherwise provided in an applicable Award agreement, no Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any affiliate; provided, however, that the designation of a beneficiary shall not constitute an assignment, pledge, attachment, sale, transfer or encumbrance.

Amendments to the Incentive Plan

     The Board of Directors may amend, alter, suspend, discontinue, or terminate the Incentive Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Incentive Plan and provided further than any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any holder or beneficiary of an award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

New Incentive Plan Benefits

     Participation in the Incentive Plan is determined by the Incentive Plan Committee in its sole discretion as described above. Subject to the approval of the Incentive Plan by stockholders, the following grants of Awards will be made under the Incentive Plan.

                                                            Number of Shares
Name and Position                                        Underlying Grant/Award
-----------------                                        ----------------------
Bruce D. Guthart, Chairman                                      225,000
  President and Chief Executive Officer
Michael P. Sabanos, Senior Vice President                        75,000
  and Chief Financial Officer

     An Award of restricted stock made pursuant to a grant under the Incentive Plan will vest if the stock price increases to specified dollar amounts by certain prescribed dates. At the time an Award vests, the shares of restricted stock will be transferred to the Participant pursuant to the applicable Award Agreement and will vest ratably over three years, subject to the Participant's continued employment. Time-vesting may accelerate upon termination by reason of death or disability, termination by the Company not for cause or by the Participant for good reason or immediately prior to a change in control. The restricted shares are held in custody by the Company until the restrictions lapse.

Federal Income Tax Consequences Relating to Awards

     The following is a summary of the principal federal income tax consequences of Awards that may be granted under the Incentive Plan. The summary is not intended to be exhaustive; it does not purport to cover all of the special rules relating thereto, including the state, local or foreign income or other tax consequences or considerations in connection with Awards. Participants are urged to consult their own tax advisors with respect to the consequences of their participation in the Incentive Plan.

     The grant of a right to receive restricted stock will not result in taxable income to the Participant or a deduction to the Company in the year of grant. The grant or transfer of restricted stock will not result in taxable income to the Participant or a deduction for the Company in the year of grant if the restricted stock is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code. In such case, the value of such restricted stock will be taxable to a Participant when such risk lapses. Alternatively, a Participant may elect to treat as income the fair market value of the restricted stock on the date of grant by making an election under Section 83(b) of the Code within 30 days after the date of such grant. The Company will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by a Participant in the year such income is recognized. The grant of restricted stock that is not subject to a substantial risk of forfeiture will be taxable to a Participant at the time of grant.

General

     The Board of Directors unanimously recommends approval of the Incentive Plan by stockholders. Unless otherwise instructed, signed proxies which are returned in a timely manner will be voted FOR approval of the Incentive Plan.

                       DIRECTOR MEETINGS AND COMPENSATION

Board of Directors

     The Board of Directors held seven meetings during the year ended December 31, 1998. Each of the Company's directors participated in excess of 75% of the meetings, except Mr. Cooperstone who attended five (71%) of the meetings.

Committees of the Board

     Pursuant to its bylaws, the Company has established standing Audit, Compensation and Investment Committees.

     The Audit Committee reviews and makes recommendations to the Board of Directors regarding internal accounting and financial controls and accounting principles, auditing practices, the engagement of independent public accountants and the scope of the audit to be undertaken by such accountants. The Audit Committee also reviews material transactions between the Company and its subsidiaries and affiliates. The bylaws of the Company require that a majority of the members of the Audit Committee be independent directors. The current members of the Audit Committee are Messrs. Butler, Barbanell and Ezekiel. The Audit Committee held three meetings during the year ended December 31, 1998. Each of the Committee members attended all of the meetings.

     The Compensation Committee has the authority of the Board of Directors with respect to the compensation, benefit and employment policies and arrangements for all executive officers of the Company and with respect to the compensation and benefit plans generally applicable to the Company's employees. The Committee also administers the Company's 1993 Stock Option Plan and Supplemental Stock Option Plan dated May 1996 with authority to grant options to eligible individuals, and the Stock Performance Plan. The members of the Compensation Committee are Messrs. Barbanell, Sherwood and Cooperstone. The Compensation Committee held two meetings during the year ended December 31, 1998. Each of the Committee members attended both of the meetings.

     The Investment Committee oversees the Company's and its subsidiaries' investment activity. The members of the Investment Committee are Messrs. Sherwood, Butler and Sabanos. The Investment Committee held two meetings during the year ended December 31, 1998. Each of the Committee members attended both of the meetings.

Director Compensation

     In 1998, directors of the Company not employed by the Company or affiliated with Kaye Investments L.P. received fees of $10,000 annually, $1,000 per board meeting attended and $500 per committee meeting attended, as well as an annual grant of 5,000 options for the Company's stock. Chairpersons of the Audit and Compensation Committees receive an additional $500 per quarter. Messrs. Butler, Ezekiel, Barbanell and Cooperstone received aggregate fees in 1998 of $16,500, $11,500, $16,500 and $9,500, respectively, for their services, as well as 5,000 stock options each in 1998. The exercise price for the options granted in 1998 is $6.17, which is below the current trading price of the Common Stock.

Compensation Committee Interlocks and Insider Participation

     Mr. Sherwood served on the Company's Compensation Committee during the year ended December 31, 1998. Mr. Sherwood owned interests in ZS Kaye L.P., which was a general partner of Kaye International L.P. ("KILP") prior to its dissolution in May 1998. The Company and affiliates of KILP were engaged in various transactions. See "Certain Related Transactions and Relationships."

     Mr. Sherwood is a director of, and has shared beneficial ownership of more than ten percent of the outstanding common stock of Sun Television and Appliances, Inc. ("Sun TV"). In 1994, Sun TV and a subsidiary of the Company entered into two agreements whereby the Company's subsidiary agreed to assume certain service contracts that were sold by Sun TV to its retail customers (the "Agreement") and contracted with Sun TV to have Sun TV provide repair services under certain service contracts. The Board of Directors believes that the agreements were commercially reasonable. On September 11, 1998, Sun TV filed bankruptcy petitions under Chapter 11 of the Bankruptcy Code. The Company's subsidiary filed a proof of claim on March 11, 1999 for any and all amounts that are due and owing under the Agreement.

                  INFORMATION REGARDING EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table discloses for the fiscal year indicated individual compensation information on Mr. Guthart, the Company's Chief Executive Officer in 1998, and the three other most highly compensated executive officers and Mr. Greenfield who, if he was an executive officer, would have been one of the five most highly compensated executive officers (collectively, the "named executives"):

                             Annual Compensation(1)

                                                                                               Long-Term
                                                                                              Compensation(4)
                                                                                              ---------------
                                                                              Other Annual
                                   Fiscal     Salary             Bonus        Compensation        Options
Name and Principal Position         Year       ($)                ($)            ($)(2)             (#)
---------------------------        ------     ------             -----        ------------    ---------------
Bruce D. Guthart                    1998     $450,000          $450,000         $  8,261                0
   Chairman,                        1997      453,300           315,000            6,529          200,000
   President, and                   1996      589,007           158,666            5,698                0
   Chief Executive Officer

Howard Kaye                         1998     $450,000          $ 66,667         $ 15,103                0
   Chairman of Kaye Insurance       1997      454,278                 0            9,394                0
   Associates, Inc.                 1996      674,972           192,334            5,722                0

Michael P. Sabanos                  1998     $247,500          $125,000         $ 10,626                0
   Senior Vice President            1997      219,077            44,000           12,892           25,000
   and Chief Financial Officer      1996      126,923(3)         30,000            6,375           10,000

Richard Bass                        1998     $380,000          $      0         $  6,924                0
   Senior Vice President of         1997      381,461                 0            4,895                0
   Kaye Insurance Associates, Inc.  1996      439,458                 0            4,776                0

Lawrence Greenfield                 1998     $333,333          $ 66,667         $  8,926                0
                                    1997      335,996            66,667            8,400                0
                                    1996      489,376          $125,000            5,825                0

---------
(1) All compensation described in the table was paid by the Company's subsidiary, Kaye Insurance Associates, Inc.

(2) All amounts include the estimated value of a Company-provided automobile devoted to personal use and employer contributions made pursuant to the Company's Retirement Savings Plan.

(3) Mr. Sabanos' employment with the Company commenced on May 15, 1996 and, thus, his salary, as reflected, was for a portion of the year.

(4) During 1998 Mr. Sabanos was granted 38,461 shares of Performance Stock under the Company's Stock Performance Plan. Grants of stock under this plan are intended to attract and retain Key Employees for a long period after the grant date. In addition, the plan is intended to provide an incentive for Key Employees to achieve long-range performance goals, and enable Key Employees to share in the successful performance of the stock of the Company as measured against pre-established performance goals. None of the shares of Performance Stock granted have been awarded or vested as of the date of this Proxy Statement. The dollar value of the grant to Mr. Sabanos on the date of the grant was $250,000. This value represents the number of shares granted multiplied by the closing market price of the Company's common stock on the NASDAQ on the date of the grant.

Employment Agreements

     Messrs. Guthart and Bass have employment agreements with the Company or its subsidiaries which expire on December 31, 2001 and December 31, 1999, respectively. Either the Company or Mr. Sabanos may terminate his employment with the Company upon 60 days written notice of termination to the other.

     Upon termination of employment related to Change of Control of the Company, as defined in their respective employment agreements, Mr. Guthart is entitled to receive two times his Prior Compensation (salary and bonus in respect of the calendar year preceding termination), as defined, and benefits, and his previously granted stock options vest; and Mr. Sabanos is entitled to receive his base salary for a duration of 12 months minus the period which elapsed following Change in Control and prior to termination, plus benefits.

Options

     No stock option grants were made in 1998 to the named executives.

     The  following  table  sets  forth,  as  of  December  31,  1998,   certain
information relating to stock option grants held by the named executives:

                                                Number of Securities Underlying
                                                Unexercised Options at
                                                Fiscal Year End (#)
                  Name                          Exercisable/Unexercisable
                  ----                          -------------------------

     Bruce D. Guthart                            127,500   /   135,000

     Howard Kaye                                  17,500   /     5,000

     Michael P. Sabanos                            9,000   /    26,000

     Richard Bass                                    400   /     1,600

     Lawrence Greenfield                          17,500   /     5,000


Compensation Committee Report

     Through the Kaye Group Inc. Stock Option Plan and the Kaye Group Inc. Supplemental Stock Option Plan, 659,200 options were awarded as of December 31, 1998, and 90,800 options were available to be awarded. On October 22, 1998, the Company's Board of Directors approved the amendment of the Kaye Group Inc. Supplemental Stock Option Plan to increase the total number of shares of Common Stock available for the grant of awards from 350,000 to 650,000, and approved its submission to the stockholders for adoption.

     Through the Kaye Group Inc. Stock Performance Plan, the Committee may grant Performance Stock. Grants of Performance Stock were made during 1998 to Mr. Sabanos as well as to other employees of the Company.

     Having established a policy for executive compensation, as described in the Company's proxies dated April 17, 1997, and April 14, 1998, the Compensation Committee began holding discussions in early 1999 with the Company's Chairman, President and Chief Executive Officer, Bruce D. Guthart, as to a formula for a bonus achievable in 1999 and, specifically, the performance targets for such a bonus. The Committee has determined that Mr. Guthart shall be entitled to receive a bonus equal to 50% of his base salary if the Company's earnings per share ("EPS") for the calendar year 1999, as adjusted for events deemed in good faith by the Board of Directors to be extraordinary, equals a target amount, and shall be adjusted either upward or downward if EPS exceeds or does not reach such target.

                                             By the Compensation Committee:
                                                  Robert L. Barbanell
                                                  Elliot S. Cooperstone
                                                  Ned L. Sherwood


                                PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return during the five years, four and one-half months ended December 31, 1998 with the Center for Research and Security Prices ("CRSP") Index for NASDAQ Stock Market (U.S. Companies) and the NASDAQ Insurance Stock Index (which index includes approximately 80 corporations that describe themselves as insurance entities and are traded on the NASDAQ system). The graph assumes $100 invested on August 17, 1993 (the first date the Company's shares traded) in the Company's Common Stock and $100 invested at that time in each of the selected indices. Total return assumes that all dividends are reinvested.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           NASDAQ U.S.          NASDAQ Insurance
  Date            Kaye Group Inc.          Stock Index            Stock Index
  ----            ---------------          -----------            -----------
8/17/93               100.00                 100.00                  100.00
12/31/93              112.53                 105.81                   95.38
12/31/94               97.62                 103.50                   89.81
12/31/95               80.21                 149.75                  127.53
12/31/96               53.14                 184.31                  145.37
12/31/97               66.66                 226.30                  213.30
12/31/98               75.51                 318.12                  189.64

                 CERTAIN RELATED TRANSACTIONS AND RELATIONSHIPS

Transactions with Non-Consolidated Entities

     International Advisory Services, Ltd., an insurance management company located in Bermuda of which Mr. Ezekiel, a Director of the Company, and an officer of Old Lyme Insurance Company Ltd., is a director, provides various management services to Old Lyme Insurance Co., Ltd., a subsidiary of the Company. During 1996, 1997 and 1998, Old Lyme Insurance Co., Ltd. paid to International Advisory Services, Ltd. management fees of $36,250, $37,500 and $30,000, respectively.

     Mr. Ezekiel, a Director of the Company, is also a director of an insurance brokerage company, H & H Reinsurance Brokers, Ltd. Pursuant to a reinsurance contract between Old Lyme Insurance Company of Rhode Island, Inc., a subsidiary of the Company, and unrelated insurance carriers (Transatlantic Reinsurance Company and USF Reinsurance Company), H & H Reinsurance Brokers, Ltd. received commissions from Old Lyme Insurance Company of Rhode Island, Inc. of $7,000, $38,114 and $1,389 in 1996, 1997 and 1998, respectively, in connection with such contract.

     Mr. Sherwood is a director of, and has shared beneficial ownership of more than ten percent of the outstanding common stock of Sun Television and Appliances, Inc. ("Sun TV"). In 1994, Sun TV and a subsidiary of the Company entered into two agreements whereby the Company's subsidiary agreed to assume certain service contracts that were sold by Sun TV to its retail customers (the "Agreement") and contracted with Sun TV to have Sun TV provide repair services under certain service contracts. The Board of Directors believes that the agreements were commercially reasonable. On September 11, 1998, Sun TV and Sun TV and Appliances, Inc. filed bankruptcy petitions under Chapter 11 of the Bankruptcy Code. The Company's subsidiary filed a proof of claim on March 11, 1999 for any and all amounts that are due and owing under the Agreement.

     On December 30, 1997, subsequent to a vote of Stockholders at a Special Meeting of Stockholders of the Company, Kaye Holding Corp. ("KHC"), a
subsidiary, was merged with and into the Company, with the Company being the survivor. As a result, each share of KHC's Common Stock, par value $.01 per share, was converted into 82.63835 shares of the Company's Common Stock, par value $.01 per share. The Merger increased the number of outstanding shares of the Company's Common Stock from 7,020,000 to 8,474,435.

     Kaye Insurance Associates, Inc. ("KIA") incurred a management fee of $175,000 annually to ZS Fund L.P., which was one of the general partners of Kaye International L.P. ("KILP"). KIA had an accrued payable to ZS Fund L.P. as of December 31, 1996 of $175,000. This management fee arrangement terminated on December 31, 1996.

     KILP incurred a management fee to KIA of $50,000 in each of 1998 and 1997, pursuant to a Management Agreement, dated January 1, 1997. The Management Agreement terminated in 1998 with the dissolution of KILP.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the

Company's Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, during the fiscal year ended December 31, 1998, the Company's officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, except Kaye
Investments L.P., Kaye KINV, Inc., Walter Kaye Associates, Inc., Bruce D. Guthart, Howard Kaye, Lawrence Greenfield and Walter Kaye did not file the required forms to report the dissolution of KILP in May 1998 and dissolution of Old Lyme Holdings of Rhode Island, Inc. in October 1998.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP has been selected by the Company to serve as its independent certified public accountants for the fiscal year ending December 31, 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

                          FUTURE STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Company not later than January 25, 2000 to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders that are not received by the Company before April 9, 2000 will be untimely. Upon the presentation at the next annual meeting of any presentation not timely proposed, the persons named in the proxy accompanying the Company's proxy statement relating to that meeting will have the discretionary authority to vote all proxies on such matters.

                                 OTHER BUSINESS

     As of the date hereof, the foregoing is the only business which management of the Company intends to present, or is aware that others will present, at the Meeting. If any other proper business should be presented at the Meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.



                                   By order of the Board of Directors,

                                   Ivy S. Fischer
                                   Secretary
                                   Kaye Group Inc.

                                                                       EXHIBIT A


                                 KAYE GROUP INC.
                     RESTATED SUPPLEMENTAL STOCK OPTION PLAN

                                    ARTICLE I

                                 Purpose of Plan

     The Stock Option Plan (the "Plan") of Kaye Group Inc. ("KGI" and, together with its subsidiaries, the "Company"), adopted by the Board of Directors and stockholders of KGI effective May, 1996, is intended to advance the best interests of KGI by providing executives, directors and other employees of the Company with additional incentives by allowing such employees to acquire an ownership interest in KGI.

                                   ARTICLE II

                                   Definitions

     For purposes of the Plan the following terms have the indicated meanings:

     "Board" means the Board of Directors of KGI.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan. The Committee shall be composed solely of two or more disinterested persons (as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) as appointed from time to time by the Board.

     "Common Stock" means the Common Stock, par value $.01 per share, of KGI.

     "Fair Market Value" of the Common Stock as of any date shall be deemed to be the closing price of the Common Stock on the principal securities exchange or market on which the Common Stock is listed or quoted for trading on (or the last trading day before) the date that such determination is to be made. If the Common Stock is not listed or quoted on any exchange or market as of the date such determination is to be made or the Committee determines in good faith that the price determined in the previous sentence should not be used, then the Committee shall determine the fair market value of the Common Stock (expressed on a per-share basis) as of such date, based on the consolidated results of operations, financial condition and future prospects of the Company and such other factors as the Committee may deem appropriate. Fair Market Value shall be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

     "Participant" means any director, executive or other employee of the Company who has been selected to participate in the Plan by the Committee or the Board.

     "Sale of KGI" means a merger or consolidation effecting a change in control of KGI, a sale of all or substantially all of the assets of KGI or a sale of a majority of the outstanding voting securities of KGI effecting a change in control of KGI.

     "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of KGI.

                                   ARTICLE III

                                 Administration

     The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants (each as defined in Article IV) in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.

                                   ARTICLE IV

                         Limitation on Aggregate Shares

     The number of shares of Common Stock with respect to which stock purchase options ("Options") may be granted under the Plan shall not exceed, in the aggregate, 650,000 shares, subject to adjustment in accordance with paragraph
6.4. To the extent any Options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V

                                     Awards

     5.1 Grant of Options. The Committee may grant Options to Participants from time to time in accordance with this Article V. Subject to the preceding sentence, the Committee may grant all available options under the Plan to a single Participant in one or more grants. Options granted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of
Section 422 of the Code or any successor provision, as specified by the Committee; provided, however, that no incentive stock option may be granted to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of stock of the Company (or such Subsidiary, unless the exercise price of such incentive stock option equals at least 110% of the Fair Market Value of the Common Stock determined as of the date of Option grant). The exercise price per share of Common Stock under each Option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant, but not less than the par value per share (as adjusted pursuant to paragraph 6.4). Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company) may not exceed $100,000. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

     5.2 Exercise Procedure. Options shall be exercisable by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made (i) in cash (including check, bank draft or money order), (ii) at the discretion of the Committee, by delivery of a full recourse promissory note bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code as of the date of purchase or exercise (a "Note"), (iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise as provided in Section 5.3 below or (iv) a combination of the foregoing.

     5.3 Exchange of Previously Acquired Stock. The option price for shares being acquired upon the exercise of an Option may be paid, in full or in part, by the delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value as of the "exercise measurement date" (as hereinafter defined) equal to the exercise price for the shares being acquired.

     5.4 Withholding Tax Requirements. It shall be a condition of the exercise of any Option (including any exercise of an alternative cash settlement right) that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by either (i) delivering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the "measurement date" (as hereinafter defined) not less than the Withholding Amount or (ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock otherwise issuable upon the Option exercise having an aggregate Fair Market Value as of the measurement date not less than the Withholding Amount. If the Company approves, a Participant may elect pursuant to the prior sentence to deliver or direct the withholding of shares of Common Stock having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's applicable highest marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this Section 5.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such Option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company by means acceptable to the Company the amount required to be withheld; and at its election the Company may condition any transfer of shares issued upon exercise of an incentive stock option upon receipt of such payment. The term "measurement date" as used in this
Section 5.4 shall mean the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.

     5.5 Conditions and Limitations on Exercise. At the discretion of the Committee, Options may be made exercisable, in one or more installments, upon
(i) the happening of certain events, (ii) the passage of a specified period of time, (iii) the fulfillment of certain conditions, or (iv) the achievement by the Company or any Subsidiary of certain performance goals. In the event of a Sale of the Company, the Committee may provide, in its discretion, that the outstanding Options shall become immediately exercisable and that such Options shall terminate if not exercised as of the date of the Sale of the Company or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options.

     5.6 Expiration of Options.

     (a) Normal Expiration. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

     (b) Early Expiration Upon Termination of Employment. Except as otherwise provided by the Committee at the time of grant of such Options, upon termination for any reason of a Participant's employment by the Company and its Subsidiaries, all Options or portions thereof held by such Participant that are not vested and exercisable on the date of such termination shall expire and be forfeited as of such date and all vested Options held by such Participant shall expire to the extent not theretofore exercised on the first anniversary of (or, in the case of any incentive stock option, 90 days following) the date of such termination.

                                   ARTICLE VI

                               General Provisions

     6.1 Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     6.2 Listing, Registration and Legal Compliance. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

     6.3 Options Not Transferrable. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant Options which are not vested and exercisable on the date of death shall terminate; exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.

     6.4 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

     6.5 Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.6 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the approval of the Plan by the stockholders of the Company.

     6.7 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

     6.8 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 6.8 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

                                    * * * * *

                                                                       EXHIBIT B

                                 KAYE GROUP INC.

                     1999 EQUITY INCENTIVE COMPENSATION PLAN

1. Purpose. The purposes of this Kaye Group Inc. 1999 Equity Incentive Compensation Plan (the "Plan") are to promote the interests of Kaye Group Inc. (the "Company") and its stockholders by (i) attracting and retaining officers and other employees of the Company and its Subsidiaries (as defined below); (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by, or controls, or is under common control with, the Company and
(ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

     "Award" shall mean any award of Restricted Stock.

     "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

     "Board" shall mean the Board of Directors of the Company.

     "Change in Control" For purposes of the Plan, a "Change in Control" shall mean the occurrence of any of the following: (a) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act); (b) the merger or consolidation of the Company with or into another corporation with the effect that the then existing stockholders of the Company hold less than 60% of the combined voting power of the then outstanding securities of the surviving corporation of such merger or the corporation resulting from such consolidation having the right to vote in the election of directors; (c) the replacement of a majority of the Board over a two-year period from the directors who constituted the Board at the beginning of such period, and such replacement shall not have been approved by the Board as constituted at the beginning of such period; (d) a "person" or "group" (other than an employee stock ownership plan of the Company or any "person" or "group" that is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 5% or more of the combined voting power of the Company's securities on the date on which the Plan was approved by the Board) as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, shall have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the Company having the right to vote in the election of directors; or (e) the adoption by the Board and approval by the Company's stockholders of a plan of liquidation or dissolution of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Compensation Committee of the Board.

     "Company" shall mean Kaye Group Inc., a Delaware corporation, and any successor thereto.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market  Value" shall mean,  with respect to a Share,  as of any date,
(A) if the principal market for the Shares is a national securities exchange, the closing sales price per Share on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (B) if the principal market for the Shares is not a national securities exchange and the Shares are quoted on The Nasdaq Stock Market ("Nasdaq"), and (I) if actual sales price information is available with respect to the Shares, the closing sales price per Share on such day on Nasdaq, or (II) if such information is not available, the average of the highest bid and lowest asked prices per Share on such day on Nasdaq, or (C) if the principal market for the Shares is not a national securities exchange and the Shares are not quoted on Nasdaq, the average of the highest bid and lowest asked prices per Share on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (A), (B) and (C) of this paragraph are all inapplicable, or if no trades have been made, no quotes are available for such day, or, in the reasonable judgment of the Committee, none of the foregoing fairly represents Fair Market Value, the fair market value of a Share shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to the valuation of stock, stock options or other forms of compensation.

     "Participant" shall mean any officer or other employee of the Company or its Subsidiaries eligible for an Award under Section 5 of the Plan and selected by the Committee to receive an Award under the Plan.

     "Performance Compensation Award" shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 6(d) of the Plan.

     "Performance Criteria" shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goals shall be based on the attainment of specific levels of performance of the Company (or Subsidiary, Affiliate, division or operational unit of the Company) and shall be limited to the following: return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, profit margin, earnings per share, net earnings, operating earnings, book value per share, Fair Market Value per share and sales or market share. To the extent required under Section 162(m) of the Code, the Committee shall, within the maximum period allowed under Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

     "Performance Formula" shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

     "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participant (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring event affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

     "Performance Period" shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Plan" shall mean this Kaye Group Inc. 1999 Equity Incentive Compensation Plan, as amended from time to time.

     "Restricted Stock" shall mean any Share granted (or a right to receive a Share granted) by the Committee under Section 6 of the Plan.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

     "Shares" shall mean the common shares of the Company, $.01 par value per share, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.

     "Subsidiary" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

     "Substitute Awards" shall have the meaning specified in Section 4(c) of the Plan.

3.   Administration.

     a. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iii) determine the terms and conditions of any Award; (iv) determine whether, to what extent, and under what circumstances Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be canceled, forfeited, or suspended; (v) interpret, administer, reconcile any inconsistency, correct any default, or supply any omission in the Plan and any instrument or agreement relating to an Award made under the Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     b. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award.

     c. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

4.   Shares Available for Awards.

     a. Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 375,000. If, after the effective date of the Plan, any Share covered by an Award granted under the Plan, or to which such an Award relates, is forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of vesting), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder.

     b. Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or the number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or the number and kind of other securities or property) subject to outstanding Awards, and (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

     c. Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in substitution (to the extent otherwise permitted) for outstanding awards previously granted by the Company or its Affiliates or by a company acquired by the Company or with which the Company combines ("Substitute Awards"). The number of Shares underlying any Substitute Award shall be counted against the aggregate number of Shares available for Awards under the Plan.

     d. Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

5. Eligibility. Any officer or other employee of the Company or any of its Subsidiaries (including any prospective officer or employee) shall be eligible to be designated a Participant.

6.   Restricted Stock.

     a. Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock may vest, including, without limitation, that the Fair Market Value exceed a targeted Share price and the effect, if any, of a Change in Control upon the vesting of the Restricted Stock, and the other terms and conditions of such Awards.

     b. Transfer Restrictions. Shares of Restricted Stock (or any interest therein) may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as otherwise provided in the Plan or the applicable Award Agreement (including, but not limited to, provisions in the Applicable Award Agreement permitting certain transfers to immediate family members, trusts for the benefit of immediate family members or the Participant, or other similar arrangements). Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and retained by the Company. Each Participant shall deposit with the Company a stock power duly endorsed in blank with respect to all certificates issued in respect of shares of Restricted Stock. Upon the lapse of the restrictions applicable to such Shares, the Company shall deliver a certificate in respect of the applicable number of shares to the Participant or the Participant's legal representative.

     c. Dividends or Dividend Equivalents. An Award shall provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

     d.   Performance Compensation Awards.

          i. General. The Committee shall have the authority, at the time of grant of any Award, to designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code.

          ii. Eligibility. The Committee will, in its sole discretion, designate within the maximum period allowed under Section 162(m) of the Code which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this paragraph (d). Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one Person as a Participant eligible to receive an Award hereunder shall not require designation of any other Person as a Participant eligible to receive an Award hereunder in such period or in any other period.

          iii. Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the Performance Criteria that will be used to establish the Performance Goals, the kinds and levels of the Performance Goals that are to apply to the Company and the Performance Formula. Within the within the maximum period allowed under Section 162(m) of the Code, the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this paragraph (d) and record the same in writing.

          iv.  Payment of Performance Compensation Awards.

               (a) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible to receive Shares or other payment in respect of a Performance Compensation Award for such Performance Period.

               (b) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

               (c) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period.

               (d) Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is the Fair Market Value of such Shares on the last day of the Performance Period to which such Award relates.

7.   Amendment and Termination.

     a. Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     b. Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms (including, but not limited to, the acceleration of the vesting of an Award in the case of a Change in Control) of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     c. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of (i) unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or (ii) changes in applicable laws, regulations, or accounting principles, whenever, in any such case, the Committee determines such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits that are intended to be made available under the Plan, or otherwise.

8.   General Provisions.

     a. Nontransferability. Except as otherwise provided in the Plan or the Applicable Award Agreement (including, but not limited to, provisions in the Applicable Award Agreement permitting transfers to immediate family members, trusts for the benefit of immediate family members or the Participant, or other similar arrangements), no Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

     b. No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

     c. Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     d. Withholding. A Participant may be required to pay to the Company or any Affiliates, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property as determined by the Committee in its sole discretion) of any applicable withholding taxes or other amounts in respect of an Award and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes and amounts. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant or vesting of any Award.

     e. Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

     f. No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     g. No Right to Employment. The grant of an Award shall not be construed as giving a

          Participant the right to be retained in the employ of, or in any consulting relationship with, the Company or any Affiliate.

     h. No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant, holder or beneficiary of any Award shall have any rights as a stockholder with respect to any shares of Restricted Stock to be distributed under the Plan until such shares of Restricted Stock shall be issued in accordance with this Plan and the terms of the applicable Award Agreement. From and after the date of original issuance, a Participant shall have the right to vote the shares of Restricted Stock and to receive and to retain all cash dividends payable or distributable to holders of Shares of record. In connection with each grant of Restricted Stock hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall be entitled to other rights of a stockholder in respect of such Restricted Stock.

     i. Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York.

     j. Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     k. Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

     l. No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     m. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     n. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

9.   Term of the Plan.

     a. Effective Date. The Plan shall become effective as of the date of its approval by the Board; provided, however, that no Award shall be exercisable unless the Plan is approved by the stockholders of the Company.

     b. Expiration. The Plan shall terminate 10 years after the earlier of the date on which it becomes effective and the date it is approved by the stockholders of the Company. Notwithstanding the foregoing, all Awards made under the Plan prior to such termination date shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreement.

                                   DETACH HERE



                                      PROXY

                                 KAYE GROUP INC.

           This Proxy is Solicited on Behalf of the Board of Directors


     The holder of shares of Common Stock (the "Common Stock") of Kaye Group Inc. (the "Company") whose signature appears on the reverse side hereof hereby constitutes and appoints each of Bruce D. Guthart and Ivy S. Fischer, with full power of substitution, as proxies to vote all of the shares of Common Stock held of record of such holder on April 9, 1999, at the Annual Meeting of Stockholders of the Company to be held on Monday May 24, 1999 at Club 101, 101 Park Avenue, New York, New York at 10:00 a.m., local time, and any adjournments thereof, as directed on the matters set forth on the reverse side proposed by the Company.


-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------


                                   DETACH HERE

|X| Please mark
    votes as in
    this example.

This Proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ITEMS BELOW.

1.   Election of Directors

     Nominees: Bruce D.  Guthart,  Howard Kaye,  Michael P.  Sabanos,  Robert L.
               Barbanell, Richard B. Butler, Elliot S. Cooperstone, David Ezekiel and Ned L. Sherwood

               |_|    FOR                         |_|  WITHHELD
                      ALL                              FROM ALL
                    NOMINEES                           NOMINEES

               |_| _____________________________________________
                      For all nominees except as noted above


2. To approve the amendment of the Company's Supplemental Stock Option Plan to increase the number of shares available for the grant of awards from 350,000 shares to 650,000 shares.

     FOR                           AGAINST                       ABSTAIN
     |_|                             |_|                           |_|


3. To approve the Kaye Group Inc. 1999 Equity Incentive Compensation Plan as described in the Proxy Statement of the Company dated April 20, 1999.

     FOR                           AGAINST                       ABSTAIN
     |_|                             |_|                           |_|


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     |_|


PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.


Please sign exactly as your name appears at left. All joint owners should sign. When signing as a fiduciary representative or corporate officer, give full title as such. If you receive more than one proxy card, please sign and return all cards received.



Signature:__________________ Date:_____ Signature:__________________ Date:_____